Exhibit 10.1

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IMMUNOME, INC. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO IMMUNOME, INC. IF PUBLICLY DISCLOSED.

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

1. CONTRACT ID CODE

PAGE OF PAGES: 1 | 4

2. AMENDMENT/MODIFICATION NO.	3. EFFECTIVE DATE	4. REQUISITION/PURCHASE REQ. NO.	5. PROJECT NO. (If applicable)
	19-May-2021	SEE SCHEDULE	

6. ISSUED BY CODE W911QY	7. ADMINISTERED BY (If other than item 6) CODE W911QY
W6QK ACC-APG NATICK DIVISION BLDG 1 GENERAL GREENE AVENUE NATICK MA 01760-5011	W6QK ACC-APG NATICK DIVISION 110 THOMAS JOHNSON DR SUITE #240 FREDERICK MD 21702

8. NAME AND ADDRESS OF CONTRACT OR (No., Street, County, State and Zip Code)
IMMUNOME, INC.
665 STOCKTON DR STE 300
EXTON PA 19341-1139

CODE 4U3X6 FACILITY CODE

	9A. AMENDMENT OF SOLICITATION NO.
	9B. DATED (SEE ITEM 11)
X	10A. MOD. OF CONTRACT/ORDER NO. W911QY2090019
X	10B. DATED (SEE ITEM 13) 03-Jul-2020

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offer is extended, is not extended.

Offer must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods: (a) By completing Items 8 and 15, and returning copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required)
See Schedule

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

	A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
	B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(B).
	C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
X	D. OTHER (Specify type of modification and authority) In accordance with Article 5 of the agreement.

E. IMPORTANT: Contractor is not, X is required to sign this document and return 1 copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)
Modification Control Number: rtotten212185

The purpose of this modification is to incorporate additional cost, schedule and performance under CLIN0001. All other terms and conditions remain the same and in full force and effect.

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print)		16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)	
Purnand D. Sarma, President and CEO		TEL: [***] EMAIL: [***]	
15B. CONTRACT OR/OFFEROR	15C. DATE SIGNED	16B. UNITED STATES OF AMERICA	16C. DATE SIGNED
/s/ Purnanand D. Sarma (Signature of person authorized to sign)	05/18/2021	BY [***] (Signature of Contracting Officer)	05/19/2021

EXCEPTION TO SF 30
APPROVED BY OIRM 11-84

30-105-04

STANDARD FORM 30 (Rev. 10-83)
Prescribed by GSA
FAR (48 CFR) 53.243

EXCEPT ION TO SF 30 30-105-04 ST ANDARD FORM 30 (Rev. 10-83) APPROVED BY OIRM 11-84 Prescribed by GSA FAR (48 CFR) 53.243

W911QY2090019

(rtotten212185)

SECTION SF 30 BLOCK 14 CONTINUATION PAGE

SUMMARY OF CHANGES

SECTION  SF 30 - BLOCK 14 CONTINUATION PAGE

The following have been added by full text:
P00002

A.	The purpose of this modification is as follows:

a.	CLIN 0001 is hereby increased by $4,297,626.00, From $13,300,971.00, to $17,598,597.00.

b.	CLIN 000103 is hereby added to incorporate $4,297,626.00 of funding.

c.	The total funded amount of this agreement is hereby increased from $4,297,626.00, From $13,300,971.00, to $17,598,597.00.

d.	Proposal titled “DoD Reforecast – 2021-04 (2021-05-13) DOD Summary” is hereby incorporated by reference to Appendix A of the agreement.

e.	The completion date for CLIN 0001 is hereby extended from [***] to [***].

B.	The parties hereby agree that changes effected by this modification constitute both the consideration and the equitable adjustment due under any clause of this agreement resulting from the incorporation of the changes identified in paragraph A.

C.	All other terms and conditions remain the same and in full force and effect.

SECTION A - SOLICITATION/CONTRACT FORM

The total cost of this contract was increased by $4,297,626.00 from $13,300,971.00 to $17,598,597.00.

SECTION B - SUPPLIES OR SERVICES AND PRICES

CLIN 0001

The estimated/max cost has increased by $4,297,626.00 from $12,913,564.00 to $17,211,190.00.

The total cost of this line item has increased by $4,297,626.00 from $13,300,971.00 to $17,598,597.00.

SUBCLIN 000103 is added as follows:

W911QY2090019

(rtotten212185)

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
000103					$0.00

FY 21 Funding FFP

PURCHASE REQUEST NUMBER: 0011518049-0006

	NET AMT	$0.00

ACRN AA		$4,297,626.00
CIN: GFEBS001151804900012

SECTION E - INSPECTION AND ACCEPTANCE

The following Acceptance/Inspection Schedule was added for SUBCLIN 000103:

INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
N/A	N/A	N/A	N/A

SECTION F - DELIVERIES OR PERFORMANCE

The following Delivery Schedule item for CLIN 0001 has been changed from:

DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	DODAAC / CAGE

[***]		N/A FOB: Destination

To:

DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	DODAAC / CAGE

[***]		N/A FOB: Destination

SECTION G - CONTRACT ADMINISTRATION DATA

Accounting and Appropriation Summary for the Payment Office

As a result of this modification, the total funded amount for this document was increased by $4,297,626.00 from $13,300,971.00 to $17,598,597.00.

W911QY2090019

(rtotten212185)

SUBCLIN 000103:

Funding on SUBCLIN 000103 is initiated as follows:

ACRN: [***]

CIN: [***]

Acctng Data: [***]

Increase: $4,297,626.00

Total: $4,297,626.00

Cost Code: [***]

(End of Summary of Changes)

APPENDIX A

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